DEFERRAL AND FORBEARANCE AGREEMENT


         DEFERRAL AND FORBEARANCE AGREEMENT (this "AGREEMENT"), dated as of April 7, 2000, to the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC. (formerly known as LES, Inc.), a Delaware corporation (the "Company"), SAFETY-KLEEN LTD. (successor to Safety-Kleen (Canada) Ltd., which was formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (together with the Company, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "GENERAL ADMINISTRATIVE AGENT "), THE TORONTO-DOMINION BANK, as Canadian administrative agent, TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, BANK OF AMERICA (formerly known as Nationsbank, N.A.), THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents, THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent, and BANK OF AMERICA (formerly known as Nationsbank, N.A.), as syndication agent.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Events of Default have occurred and are continuing under the Credit Agreement;

         WHEREAS,   the   Borrowers  are   presently   experiencing   difficulty
maintaining sufficient cash balances to meet the ongoing expenses of operations and required capital expenditures;

         WHEREAS, to assist the Borrowers in meeting such expenses, the Borrowers have requested that the Administrative Agents and the Lenders agree to defer certain interest payments under the Credit Agreement and to forbear from exercising collection rights and remedies on account of the failure to make such payments; and

         WHEREAS, the Administrative Agents and the Lenders have agreed to such deferral only upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:




093110-0154-08133-A046AF7N-AMD

         1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

         2. DEFERRAL OF TIME FOR PAYMENT OF INTEREST. Subject to the conditions to effectiveness herein, each Lender agrees and each of the Administrative Agents agrees that during the period (the "Deferral Period") commencing on the date hereof and ending on the earlier of (i) May 30, 2000 or (ii) the date on which the Deferral Period terminates in accordance with the terms hereof upon the occurrence of a Termination Event (the "Termination Date"), such Lender and such Administrative Agent will extend until the Termination Date the date for payment to such Lender or Administrative Agent of any interest that has come due on or before the date hereof, and any interest that would have become due in accordance with the terms of the Credit Agreement but for giving effect to this Agreement.

         3. FORBEARANCE. Subject to the conditions to effectiveness herein, the Administrative Agents and the Lenders signatory hereto agree to forbear, during the Deferral Period, from the exercise of any collection rights or remedies under the Credit Agreement, the Notes and the other Loan Documents (including, without limitation, the right to accelerate the Obligations) in respect of Defaults or Events of Default arising as a result of the failure to pay interest that has come due on or before the date hereof, or that would have become due in accordance with the terms of the Credit Agreement but for giving effect to this Agreement.

         4. TERMINATION EVENTS. Notwithstanding anything contained herein to the contrary, upon

                  (i) the occurrence of any Default or Event of Default not specifically enumerated in Schedule 1 hereto, other than the failure during the Deferral Period to observe or perform the covenants contained in Sections 9.1, 9.2 and 10.1 of the Credit Agreement and other than any Default or Event of Default arising from the failure to pay interest during the Deferral Period on the 9-1/4% Senior Notes due 2009 of Holdings;

                  (ii) the payment by any Loan Party of principal, interest or other amounts in respect of Indebtedness other than (x) Indebtedness under the Credit Agreement and (y) the repayment of up to $10,300,000 in principal amount of Indebtedness, plus accrued interest, fees and expenses thereon, secured by Liens on the real property of the Company (or a Subsidiary of the Company) located in Elgin, Illinois upon the receipt by the Company of the proceeds of the sale of such property;

                  (iii) the payment of any funds as a dividend, loan or otherwise by any Loan Party to Holdings the proceeds of which are to be used for of principal, interest or other amounts in respect of Indebtedness;

                  (iv) the failure of any Loan Party to comply with any of the terms hereof, including without limitation the agreements contained in
         Section 5;

                  (v) any representation or warranty herein shall be untrue or incorrect in any material respect;

                  (vi) any holder or trustee for such holder or holders of Indebtedness in excess of $25,000,000 shall accelerate such Indebtedness or institute legal proceedings to collect or enforce such Indebtedness; or

                  (vii) the payment by any Loan Party of more than $1,000,000 in settlement or satisfaction of any litigation without the consent of the General Administrative Agent;

(any such event, a "Termination Event") then and in such event (a) the Deferral Period shall terminate immediately and without further notice or action by any Administrative Agent or Lender, (b) all interest which was due and payable as of the date hereof and all interest that would have become due and payable but for the Deferral Period shall be immediately due and payable, without further grace period and (c) each Administrative Agent and Lender may exercise all rights and remedies available to it under the Loan Documents in respect of nonpayment of such interest, provided that any Termination Event may be waived and rescinded by the Required Lenders, which waiver and rescission shall be binding on all Lenders and Administrative Agents.

         5. COVENANTS. (a) No later than April 21, 2000, the Loan Parties shall deliver to the General Administrative Agent an opinion of counsel to the Loan Parties, in form and substance satisfactory to the General Administrative Agent and its counsel, covering the matters set forth in Sections 6(a) through 6(c) hereof.

                  (b)  During the  Deferral  Period,  each Loan Party  shall (i)
         cooperate  with  and  assist  the  General   Administrative   Agent  in
         connection with its investigation as to such Loan Party's financial condition, including providing its advisors with all requested nonprivileged information and access to all books and records, (ii) not open or maintain any bank or brokerage accounts except those in existence as of the date hereof, which shall be enumerated in a list to be delivered to the General Administrative Agent on or before April 17,2000, and (iii) manage its business to conserve cash to the greatest extent practicable, consistent with Requirements of Law and subject to its officers' and directors' good faith business judgment.

                  (c) If the Loan Parties reasonably determine at any time or from time to time during the Deferral Period that they have funds available in addition to those necessary to meet their operating needs during the Deferral Period, consistent with their obligations under
         Section 5(b)(iii) hereof, they will promptly pay such additional funds to the Lenders on account of the interest being deferred hereunder.

                  (d) From and including the date each interest payment would have been due but for this Agreement, until paid in full (as well after as before judgment), such interest payment shall bear interest at the rate which is 2% above the rate applicable under the Credit Agreement to Base Rate Loans. (e) On April 14, 2000, in addition to the amounts required under Section 7(iii) hereof, the Company shall pay to the General Administrative Agent $500,000 to be applied against the invoiced fees and expenses from time to time of the legal, financial and other advisors to the General Administrative Agent and the informal steering committee of Lenders, which payment shall be nonrefundable. No later than the last Business Day of each of the next six weeks during the Deferral Period, commencing the week ended April 21, 2000, the Company shall pay to the General Administrative Agent $250,000 to be applied against the invoiced fees and expenses from time to time of the legal, financial and other advisors to the General Administrative Agent and the informal steering committee of Lenders, which payment shall be nonrefundable.

                  6. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants to the General Administrative Agent and the Lenders as follows:

                  (a) EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except where the failure to be in good standing would not have a Material Adverse Effect, (ii) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  (b) CORPORATE POWER;  AUTHORIZATION;  ENFORCEABLE OBLIGATIONS.
         Each Loan Party has the power and authority, and the legal right, to make, deliver and perform this Agreement. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement This Agreement has been duly executed by each Loan Party and constitutes, a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (c) NO LEGAL BAR. The execution, delivery and performance of this Agreement will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

                  (d) VALID DEBTS AND LIENS. Each Loan Party is truly and justly indebted in accordance with the terms of the Loan Documents to the Lenders, without defense, counterclaim or offset of any kind, in respect of the Loans and other Extensions of Credit made by the Lenders to the Borrowers pursuant to the Credit Agreement and the guarantees executed and delivered in respect of the Loans and other Extensions of Credit and (ii) the Loans and Extensions of Credit are secured by valid, perfected, enforceable, first-priority (subject to Permitted Liens) liens and security interests granted by the applicable Loan Parties to the General Administrative Agent, for the ratable benefit of the Lenders, upon and in the Collateral.

                  (e) NO OTHER DEFAULTS. As of the date hereof, after giving effect to the provisions hereof, there are no Defaults or Events of Default that have occurred and are continuing, except as listed on
         Schedule 1 hereto.

                  7. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective as of the date first above written when (i) each of the General Administrative Agent, the Borrowers, the Required Lenders (in the case of all provisions other than Section 2) and each Lender (in the case of Section 2 only) to whom interest is due prior to May 30, 2000 on account of its Loans (as reflected  in the  records  of the  General  Administrative  Agent)  shall  have executed and delivered this Agreement, (ii) each Guarantor shall have acknowledged and agreed to this Agreement, and (iii) the General Administrative Agent shall have received from the Company payment of all fees and expenses payable under the Loan Documents which shall have been invoiced to the Borrowers on or before the date hereof.

         8. CONTINUING EFFECTS. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be in full force and effect in accordance with its terms.

         9. NO WAIVER; RESERVATION OF RIGHTS. This Deferral Agreement does not constitute a waiver of any Defaults or Events of Default in existence as of the date hereof, or which may occur during the Deferral Period. The deferral of Interest Payment Dates and forbearance by the Administrative Agents and the Lenders with respect to the nonpayment of interest during the Deferral Period shall not constitute a waiver of any other rights or remedies of the Administrative Agents and the Lenders in respect of other Defaults or Events of Default or any other obligations of the Loan Parties. All such rights and remedies are fully reserved by the Administrative Agents and the Lenders.

         10. EXPENSES. The Company agrees to pay and reimburse the General Administrative Agent and the informal steering committee of Lenders for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement, including the reasonable fees and expenses of counsel and financial advisors.

         11. COUNTERPARTS. This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         13. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENTS AND THE LENDERS IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 SAFETY-KLEEN SERVICES, INC. (formerly
                                   known as LES, Inc.)


                                 By: /s/ John G. McGregor
                                     ------------------------------
                                     Name:  John G. McGregor
                                     Title: Chief Financial Officer

                                 SAFETY-KLEEN LTD. (successor to Safety-Kleen
                                   Services (Canada) Ltd., which was formerly
                                     known as Laidlaw Environmental Services
                                     (Canada) Ltd.)


                                 By: /s/ John G. McGregor
                                     ------------------------------
                                     Name:
                                     Title:

                                 TORONTO DOMINION (TEXAS), INC.,
                                   as General Administrative Agent and Lender


                                 By: /s/ Jano Mott
                                     -------------------
                                     Name:  Jano Mott
                                     Title: Vice President

                                 THE TORONTO-DOMINION BANK,
                                    as Canadian Administrative Agent


                                 By: /s/ Wayne M. Shiplo
                                     ------------------------------
                                     Name:  Wayne M. Shiplo
                                     Title: Manager, Syndicated Loans - Agency

                                 TD SECURITIES (USA) INC., as Arranger


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 THE TORONTO-DOMINION BANK, as a Lender


                                 By: /s/ Parin Kanji
                                     ------------------------------
                                     Name: Parin Kanji
                                     Title:  Assistant Manager

                                 THE BANK OF NOVA SCOTIA, as Managing
                                    Agent, Co-Documentation Agent and Lender


                                 By: /s/ D. N. Gillespie
                                     -------------------
                                     Name:  D. N. Gillespie
                                     Title: Managing Director

                                 BANK ONE, N.A. F/K/A
                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Managing Agent, Co-Documentation Agent and Lender


                                 By: /s/ Richard Babcock
                                     ------------------------------
                                     Name:  Richard Babcock
                                     Title: Vice President

                                 BANK OF AMERICA (formerly known as
                                    Nationsbank, N.A.), as Syndication Agent,
                                    Managing Agent and Lender


                                 By: /s/ F. A. Zagar
                                     ------------------------------
                                     Name:  F. A. Zagar
                                     Title: Managing Director

                                 WACHOVIA BANK, N.A., as Managing Agent
                                    and Lender


                                 By: /s/ Donald E. Sellers, Jr.
                                     ------------------------------
                                     Name:  Donald E. Sellers, Jr.
                                     Title: Vice President

                                 THE CIT GROUP/BUSINESS CREDIT, INC.


                                 By: /s/ Mark J. Long
                                     ------------------------------
                                     Name:  Mark J. Long
                                     Title: Vice President

                                 GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                 By: /s/ Karl Kieffer
                                     ------------------------------
                                     Name: Karl Kieffer
                                    Title: Duly Authorized Signatory

                                 COMERICA BANK


                                 By: /s/ D Persons
                                     ------------------------------
                                     Name:  Darlene Persons
                                     Title: Vice President

                                 FLEET NATIONAL BANK


                                 By: /s/ Thomas D. Opie
                                     ------------------------------
                                     Name:  Thomas D. Opie
                                     Title: VP

                                 ROYAL BANK OF CANADA


                                 By: /s/ N. G. Millar
                                     ------------------------------
                                      Name:  N. G. Millar
                                      Title: Senior Manager

                                 CREDIT INDUSTRIEL ET COMMERCIAL


                                 By: /s/ Sean Mounier
                                     ------------------------------
                                     Name:  Sean Mounier
                                     Title: First Vice President

                                 By: /s/ Brian O'Leary
                                     ------------------------------
                                     Name:  Brian O'Leary
                                     Title: Vice Presiddent

                                 HSBC BANK USA (formerly Marine Midland
                                    Bank)


                                 By: /s/ Kevin J. Ayers
                                     ------------------------------
                                     Name:  Kevin J. Ayers
                                     Title: Vice President

                                 THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LTD.


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION


                                 By: /s/ Toshihiro Hayashi
                                     ------------------------------
                                     Name:  Toshihiro Hayashi
                                     Title: Senior Vice President

                                 FLEET BUSINESS CREDIT CORPORATION
                                   (formerly Sanwa Business Credit Corporation)


                                 By: /s/ Fred N. Manning
                                     ------------------------------
                                     Name:  Fred N. Manning
                                     Title: Authorized Officer

                                 SOCIETE GENERALE


                                 By: /s/ Robert Petersen
                                     ------------------------------
                                     Name:  Robert Petersen
                                     Title: Director

                                 SOUTHERN PACIFIC BANK


                                 By: Mun Young Kim
                                     ------------------------------
                                     Name:  Mun Young Kim
                                     Title: Vice President

                                 CREDIT LYONNAIS ATLANTA AGENCY


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 COOPERATIEVE CENTRALE RAIFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND" NEW YORK BRANCH


                                 By: /s/ W. Jeffrey Vollack
                                     ------------------------------
                                     Name:  W. Jeffrey Vollack
                                     Title: Senior Credit Officer
                                            Senior Vice President


                                 By: /s/ Alistair B. Turnbull
                                     ------------------------------
                                     Name:  Alistair B. Turnbull
                                     Title: Vice President

                                 COMMERCIAL LOAN FUNDING TRUST I

                                 By: Lehman Commercial Paper Inc., not in its
                                     individual capacity but solely as
                                     administrative agent


                                 By: /s/ Michele Swanson
                                     ------------------------------
                                     Name:  Michele Swanson
                                     Title: Authorized Signatory

                                 CREDIT SUISSE FIRST BOSTON


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 THE SAKURA BANK, LTD.


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 FIRSTAR BANK, N.A.
                                 FKA STAR BANK, NATIONAL ASSOCIATION


                                 By: /s/ Mark E. Storer
                                     ------------------------------
                                     Name:  Mark E. Storer
                                     Title: Vice President

                                 BANK OF HAWAII


                                 By: /s/ Patricia Rohlfing
                                     ------------------------------
                                     Name:  Patricia Rohlfing
                                     Title: Vice President

Subject to the April 12, 2000    CITIBANK, N.A.
Shearman & Sterling Cover
Letter
                                 By: /s/ J. Robert Cotton
                                     ------------------------------
                                     Name:  J. Robert Cotton
                                     Title: Vice President

                                 THE DAI-ICHI KANGYO BANK, LTD.


                                 By: /s/ Robert P. Gallagher
                                     Name:  Robert P. Gallagher
                                     Title: Vice President

                                 SKANDINAVISKA ENSKILDA BANKEN AB
                                    (PUBL.) NY BRANCH


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 THE SUMITOMO BANK, LTD


                                 By: /s/ Suresh S. Tata
                                     ------------------------------
                                     Name:  Suresh S. Tata
                                     Title: Senior Vice President

                                 THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 NATIONAL CITY BANK


                                 By: /s/ Lisa B. Lisi
                                     ------------------------------
                                     Name:  Lisa B. Lisi
                                     Title: Vice President

                                 BHF-BANK AKTIENGESELLSCHAFT


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 THE FUJI BANK, LIMITED


                                 By: /s/ John D. Doyle
                                     ------------------------------
                                     Name:  John D. Doyle
                                     Title: Vice President & Manager

                                 CAISSE DE DEPOT ET PLACEMENT DU
                                    QUEBEC


                                 By: /s/ Louis Lavoie
                                     ------------------------------
                                     Name:  Louis Lavoie
                                     Title: Manager


                                 By: /s/ Lucie Rousseau
                                     ------------------------------
                                     Name:  Lucie Rousseau
                                     Title: Vice-President

                                 KZH PONDVIEW LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 WEBSTER BANK


                                 By: /s/ Paul T. Savino
                                     ------------------------------
                                     Name:  Paul T. Savino
                                     Title: Vice President

                                 BANQUE WORMS CAPITAL CORPORATION


                                 By: /s/ Michele N. (illegible)
                                     ------------------------------
                                     Name:  Michele N. (illegible)
                                     Title: Vice President & General Counsel


                                 By: /s/ Anne Edith Bodin
                                     ------------------------------
                                     Name:  Anne Edith Bodin
                                     Title: Credit Analyst

                                 IMPERIAL BANK


                                 By: /s/ R. Vadalma
                                     ------------------------------
                                     Name:  R. Vadalma
                                     Title: Senior Managing Director

                                 THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 GPSF SECURITIES, INC.


                                 By: /s/ Anne Kennelly Kratry
                                     ------------------------------
                                     Name:  Anne Kennelly Kratry
                                     Title: Manager-Operations

                                 KZH CNC LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 SUMMIT BANK


                                 By: /s/ James B. Kurdek
                                     ------------------------------
                                     Name:  James B. Kurdek
                                     Title: Senior Vice President

                                 METROPOLITAN LIFE INSURANCE
                                    COMPANY


                                 By: /s/ Jacqueline D. Jenkins
                                     ------------------------------
                                     Name:  Jacqueline D. Jenkins
                                     Title: Director

                                 FIRSTRUST BANK


                                 By: /s/ Kent Nelson
                                     ------------------------------
                                     Name:  Kent Nelson
                                     Title: VP

                                 BANCO ESPIRITO SANTO


                                 By: /s/ Andrew M. Orsen
                                     ------------------------------
                                     Name:  Andrew M. Orsen
                                     Title: Vice President


                                 By: /s/ Terry R. Hull
                                     ------------------------------
                                     Name:  Terry R. Hull
                                     Title: Senior Vice President

                                 THE CITY NATIONAL BANK


                                 By: /s/ C. R. Heatherly
                                     -------------------
                                     Name:  C. R. Heatherly
                                     Title: Vice President

                                 VAN KAMPEN PRIME RATE INCOME TRUST
                                 By:  Van Kampen Investment Advisory Corp.


                                 By: /s/ Douglas J. Smith
                                     ------------------------------
                                     Name:  Douglas J. Smith
                                     Title: Vice President

                                 OAK HILL SECURITIES FUND, L.P.

                                 By: OAK HILL SECURITIES GENPAR, L.P.,
                                     its General Partner

                                 By: OAK HILL SECURITIES MGP, INC., its
                                     General Partner


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 VAN KAMPEN CLO II, LIMITED

                                 By: VAN KAMPEN
                                     MANAGEMENT INC.,
                                     as Collateral Manager


                                 By: /s/ Douglas J. Smith
                                     ------------------------------
                                     Name:  Douglas J. Smith
                                     Title: Vice President

                                 SENIOR DEBT PORTFOLIO

                                 By: BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor


                                 By: /s/ Payson F. Swaffield
                                     ------------------------------
                                     Name:  Payson F. Swaffield
                                     Title: Vice President

                                 VAN KAMPEN CLO I, LIMITED

                                 BY: VAN KAMPEN MANAGEMENT INC.,
                                     as Collateral Manager


                                 By: /s/ Douglas J. Smith
                                     ------------------------------
                                     Name:  Douglas J. Smith
                                     Title: Vice President

                                 OCTAGON INVESTMENT PARTNERS II, LLC

                                 By: Octagon Credit Investors, LLC
                                     As sub-investment manager


                                 By: /s/ Michael B. Nechamkin
                                     ------------------------------
                                     Name:  Michael B. Nechamkin
                                     Title: Portfolio Manager

                                 OCTAGON INVESTMENT PARTNERS III, LLC

                                 By: Octagon Credit Investors, LLC
                                     as Portfolio Manager


                                 By: /s/ Michael B. Nechamkin
                                     ------------------------------
                                     Name:  Michael B. Nechamkin
                                     Title: Portfolio Manager

                                 FRANKLIN FLOATING RATE TRUST


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:


                                 AG CAPITAL FUNDING PARTNERS, L.P.

                                 By: ANGELO, GORDON & CO., L.P.,
                                     as Investment Advisor


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 FIRST DOMINION FUNDING I


                                 By: /s/ Andrew H. Marshak
                                     ------------------------------
                                     Name:  Andrew H. Marshak
                                     Title: Authorized Signatory

                                 JACKSON NATIONAL LIFE INSURANCE
                                 COMPANY

                                 By: PPM AMERICA, INC., as attorney in fact on
                                     behalf of Jackson National Life Insurance
                                     Company


                                 By: /s/ John Walding
                                     ------------------------------
                                     Name:  John Walding
                                     Title: Managing Director

                                 ELC (CAYMAN) LTD.


                                 By: /s/ Joseph H. Towell
                                     ------------------------------
                                     Name:  Joseph H. Towell
                                     Title: Senior Vice President

                                 AMERICAN GENERAL ANNUITY
                                     INSURANCE COMPANY, formerly WESTERN
                                     NATIONAL LIFE INSURANCE COMPANY


                                 By: /s/ C. Scott Hollis
                                     ------------------------------
                                     Name:  C. Scott Hollis
                                     Title: Investment Officer

                                 KZH CRESCENT LLC

                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 KZH CRESCENT-2 LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 CRESCENT/MACH I PARTNERS, L.P.

                                 By: TCW ASSET MANAGEMENT COMPANY,
                                     as its Investment Manager


                                 By: /s/ Mark L. Gold
                                     ------------------------------
                                     Name:  Mark L. Gold
                                     Title: Managing Director

                                 PAM CAPITAL FUNDING LP

                                 By: HIGHLAND CAPITAL MANAGEMENT,
                                     L.P., as Collateral Manager


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 KZH CYPRESSTREE-1 LLC


                                 By: /s/ Peter Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 PAMCO CAYMAN LTD.

                                 By: HIGHLAND CAPITAL MANAGEMENT,
                                     L.P., as Collateral Manager


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 ARCHIMEDES FUNDING, LLC

                                 By: ING CAPITAL ADVISORS, INC. as
                                     Collateral Manager


                                 By: /s/ Kurt Wegleitner
                                     ------------------------------
                                     Name:  Kurt Wegleitner
                                     Title: Vice President &
                                            Portfolio Manager

                                 ING HIGH INCOME PRINCIPAL
                                     PRESERVATION FUND HOLDINGS, LDC

                                 By: ING CAPITAL ADVISORS, INC., as
                                     Investment Advisor


                                 By: /s/ Kurt Wegleitner
                                     Name:  Kurt Wegleitner
                                     Title: Vice President &
                                            Portfolio Manager

                                 KZH SHOSHONE LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 KZH ING-1 LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 PACIFICA PARTNERS I, L.P.

                                 By: IMPERIAL CREDIT ASSET
                                     MANAGEMENT, as its Investment Manager


                                 By: /s/ Tom Colwell
                                     ------------------------------
                                     Name:  Tom Colwell
                                     Title: VP

                                 KZH RIVERSIDE LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 PILGRIM AMERICAN HIGH INCOME
                                    INVESTMENTS LTD.

                                 By: PILGRIM INVESTMENTS, INC.,
                                     as its Investment Manager


                                 By: /s/ Michel Prince
                                     ------------------------------
                                     Name:  Michel Prince, CFA
                                     Title: Vice President

                                 KZH ING-2 LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                 BY: INDOSUEZ CAPITAL LUXEMBOURG, as
                                     Collateral Manager


                                 By: /s/ Melissa Marano
                                     ------------------------------
                                     Name:  Melissa Marano
                                     Title: Vice President

                                 DELANO COMPANY

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor

                                 By: PIMCO MANAGEMENT INC., a General
                                     Partner


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 KZH CRESCENT-3 LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 BALANCED HIGH-YIELD FUND I LTD.

                                 By: BHF-BANK AKTIENGESELLSCHAFT
                                      acting through its New York Branch, as its
                                      attorney-in-fact



                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee for GENERAL
                                     MOTORS EMPLOYEES GLOBAL GROUP
                                     PENSION TRUST


                                 By: /s/ Adam Antonik
                                     ------------------------------
                                     Name:  Adam Antonik
                                     Title: Assistant Secretary

                                 INDOSUEZ CAPITAL FUNDING III, LIMITED

                                 By: Indosuez Capital as Portfolio Advisor


                                 By: /s/ Melissa Marano
                                     ------------------------------
                                     Name:  Melissa Marano
                                     Title: Vice President

                                 KZH SOLEIL LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 ML CLO XII PILGRIM AMERICA (CAYMAN)
                                     LTD.

                                 By: PILGRIM INVESTMENTS, INC., as its
                                     Investment Manager


                                 By: /s/ Michel Prince
                                     ------------------------------
                                     Name:  Michel Prince, CFA
                                     Title: Vice President

                                 MLCLO XV PILGRIM AMERICA (CAYMAN)
                                     LTD.

                                 By: PILGRIM INVESTMENTS, INC., as its
                                     Investment Manager


                                 By: /s/ Michel Prince
                                     ------------------------------
                                     Name:  Michel Prince, CFA
                                     Title: Vice President

                                 MOUNTAIN CAPITAL CLO I LTD.


                                 By: /s/ Darren P. Riley
                                     ------------------------------
                                     Name:  Darren P. Riley
                                     Title: Director

                                 CERES FINANCE LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIO I LTD

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Advisor


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 BALANCED HIGH-YIELD FUND II LTD.

                                 By: BHF-BANK AKTIENGESELLSCHAFT
                                     acting through its New York Branch, as its
                                     attorney-in-fact


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 CAPTIVA III FINANCE, LTD. as advised by,
                                   PACIFIC INVESTMENT MANAGAGEMENT
                                   COMPANY


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 EATON VANCE SENIOR INCOME TRUST

                                 By: EATON VANCE MANAGEMENT, as
                                          Investment Advisor


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 BLACK DIAMOND CLO 1998-1 LTD


                                 By: /s/ John H. Cullinane
                                     ------------------------------
                                     Name:  John H. Cullinane
                                     Title: Director

                                 KZH LANGDALE LLC


                                 By: /s/ Peter Chin
                                     ------------------------------
                                     Name:  Peter Chin
                                     Title: Authorized Agent

                                 ARCHIMEDES FUNDING II, LTD.

                                 BY: ING CAPITAL ADVISORS, INC., as
                                     Collateral Manager


                                 By: /s/ Kurt Wegleitner
                                     ------------------------------
                                     Name:  Kurt Wegleitner
                                     Title: Vice President &
                                            Porfolio Manager

                                 ALLIANCE CAPITAL FUNDING, L.L.C.

                                 By: ALLIANCE CAPITAL MANAGEMENT
                                     L.P., as Manager on behalf of ALLIANCE
                                     CAPITAL FUNDING, L.L.L.

                                 By: ALLIANCE CAPITAL MANAGEMENT
                                     CORPORATION, General Partner of Alliance
                                     Capital Management, L.P.


                                 By: /s/ Katalin E. Kutasi
                                     ------------------------------
                                     Name:  Katalin E. Kutasi
                                     Title: Senior Vice President

                                 BATTERSON PARK CBO I


                                 By: /s/ Chip Clark
                                     ------------------------------
                                     Name:  Chip Clark
                                     Title: V.P., Gen Re-New England
                                            Asset Management as
                                            Collateral Manager for
                                            Battersen Park CBO

                                 ATHENA CDO, LTD.

                                 By: Pacific Investment Management Company as
                                     its investment advisor

                                 By: PIMCO Management Inc., a general partner


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 CAPTIVA II FINANCE LTD.


                                 By: /s/ David Dyer
                                     ------------------------------
                                     Name:  David Dyer
                                     Title: Director

                                 STRATA FUNDING LTD.

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 ALLIANCE CAPITAL FUNDING, L.L.C.

                                 By: ALLIANCE CAPITAL MANAGEMENT
                                     L.P., as Manager on behalf of ALLIANCE
                                     CAPITAL FUNDING, L.L.L.

                                 By: ALLIANCE CAPITAL MANAGEMENT
                                     CORPORATION, General Partner of Alliance
                                     Capital Management, L.P.


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 AVALON CAPITAL LTD.

                                 By: INVESCO Senior Secured Management,
                                     Inc., as Portfolio Advisor


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 VAN KAMPEN SENIOR FLOATING RATE
                                    FUND
                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ Douglas J. Smith
                                     ------------------------------
                                     Name: Douglas J. Smith
                                     Title:   Vice President

                                 CONTINENTAL ASSURANCE COMPANY
                                   SEPARATE ACCOUNT (E)

                                 By: TCW ASSET MANAGEMENT COMPANY,
                                     as Attorney-in-Fact


                                 By: /s/ Mark L. Gold
                                     ------------------------------
                                     Name:  Mark L. Gold
                                     Title: Managing Director


                                 By: /s/ Richard F. Kurth
                                     ------------------------------
                                     Name:  Richard F. Kurth
                                     Title: Vice President

                                 AMARA 2 - FINANCE LTD

                                 By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Advisor


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 ROYALTON COMPANY

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 FLOATING RATE PORTFOLIO

                                 By: INVESCO SENIOR SECURED
                                     MANAGEMENT INC., as attorney in fact


                                 By: /s/ Gregory Stoeckle
                                      Name: Gregory Stoeckle
                                      Title:   Authorized Signatory

                                 AMARA-1 FINANCE LTD.

                                 By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Advisor


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 KISLAK NATIONAL BANK

                                 By: ING CAPITAL ADVISORS LLC., as
                                     Investment Advisor



                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 STB DELAWARE FUNDING TRUST I


                                 By: /s/ Donald C. Hargadon
                                     ------------------------------
                                     Name:  Donald C. Hargadon
                                     Title: Assistant Vice President

                                 STATE STREET BANK AND TRUST
                                   COMPANY, as Trustee for GENERAL
                                   MOTORS WELFARE BENEFITS TRUST


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 NORTH AMERICAN SENIOR FLOATING RATE
                                     FUND

                                 By: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., as
                                     Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 By: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., its
                                     Managing Member


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 CYPRESSTREE INVESTMENT PARTNERS II,
                                   LTD

                                 By: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., as
                                     Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 KZH III LLC



                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 KZH HIGHLAND-2 LLC


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 KZH IV LLC


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 FIRST UNION NATIONAL BANK


                                 By: /s/ Helen F. Wessling
                                      Name: Helen F. Wessling
                                       Title:   SVP/Director

                                 CYPRESSTREE INVESTMENT FUND, LLC

                                 By: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., its
                                     Managing Member


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 RABOBANK CANADA


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 CREDIT LYONNAIS CANADA


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 FIRST DOMINION FUNDING II


                                 By: /s/ Andrew H. Marshak
                                     ------------------------------
                                     Name:  Andrew H. Marshak
                                     Title: Authorized Signatory

                                 FIRST DOMINION FUNDING III


                                 By: /s/ Andrew H. Marshak
                                     ------------------------------
                                     Name:  Andrew H. Marshak
                                     Title: Authorized Signatory

                                 LEHMAN COMMERCIAL PAPER INC.


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 NOMURA BOND & LOAN FUND

                                 By: NOMURA CORPORATE RESEARCH
                                     AND ASSET MANAGEMENT INC.
                                                AS
                                       INVESTMENT ADVISER


                                 By: /s/ Richard W. Stewart
                                     ------------------------------
                                     Name:  Richard W. Stewart
                                     Title: Director

                                 BLACK DIAMOND INTERNATIONAL FUNDING LTD.


                                 By: /s/ David Dyer
                                     ------------------------------
                                     Name:  David Dyer
                                     Title: Director

                                 INDOSUEZ CAPITAL FUNDING IV, L.P.

                                 By: INDOSUEZ CAPITAL., as
                                     Portfolio Manager


                                 By: /s/ Melissa Marano
                                     ------------------------------
                                     Name:  Melissa Marano
                                     Title: Vice President

                                 AERIES FINANCE-II LTD.

                                 By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Managing Agent


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 TRITON CDO IV, LIMITED

                                 By: INVESCO Senior Secured Management,
                                     Inc., as Investment Advisor


                                 By: /s/ Gregory Stoeckle
                                     ------------------------------
                                     Name:  Gregory Stoeckle
                                     Title: Authorized Signatory

                                 PALOMINO FUND LTD.


                                 By: /s/ (Illegible) Goldstein
                                     ------------------------------
                                     Name:  (Illegible) Goldstein
                                     Title: Chief Financial Officer

                                 OLYMPIC FUNDING TRUST, SERIES 1999-1


                                 By: /s/ Kelly C. Walker
                                     Name:  Kelly C. Walker
                                     Title: Authorized Agent

                                 PPM SPYGLASS FUNDING TRUST


                                 By: /s/ Kelly C. Walker
                                     ------------------------------
                                     Name: Kelly C. Walker
                                     Title:   Authorized Agent

                                 WINGED FOOT FUNDING TRUST


                                 By: /s/ Kelly C. Walker
                                     ------------------------------
                                     Name:  Kelly C. Walker
                                     Title: Authorized Agent

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.


                                 By: /s/ Mark Denatale
                                     ------------------------------
                                     Name:  Mark Denatale
                                     Title: Authorized Signatory

                                 VAN KAMPEN CLO II


                                 By:
                                     ------------------------------
                                     Name:
                                     Title:

                                 ATHENA CDO, LIMITED

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By: /s/ Mohan V. Phansalkar
                                     ------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title:    Senior Vice President

                                 TRIGON HEALTHCARE INC.

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor, acting
                                     through the Bank of New York in the
                                     Nominee Name of Hare & Co.

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By: /s/ Mohan V. Phansalkar
                                     ------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title:    Senior Vice President

                                 CAPTIVA III FINANCE LTD.
                                   As advised by Pacific Investment Management
                                   Company.


                                 BY: /s/ David Dyer
                                     ------------------------------
                                     Name:  David Dyer
                                     Title: Director

                                 CAPTIVA IV FINANCE LTD.
                                   As advised by Pacific Investment Management
                                   Company.

                                 BY: /s/ David Dyer
                                     ------------------------------
                                     Name:  David Dyer
                                     Title: Director

                                 STOCKS PLUS LP SUBFUND B

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor, acting
                                     through Investors Fiduciary Trust in the
                                     Nominee Name of IFTCO

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By: /s/ Mohan V. Phansalkar
                                     ------------------------------
                                     Name:  Mohan V. Phansalkar
                                     Title: Senior Vice President

                                 DELANO COMPANY

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By: /s/ Mohan V. Phansalkar
                                     ------------------------------
                                     Name:  Mohan V. Phansalkar
                                     Title: Senior Vice President

                                 ROYALTON COMPANY

                                 By: PACIFIC INVESTMENT MANAGEMENT
                                     COMPANY, as its Investment Advisor

                                 By: PIMCO MANAGEMENT INC.,
                                     a General Partner


                                 By: /s/ Mohan V. Phansalkar
                                     ------------------------------
                                     Name:  Mohan V. Phansalkar
                                     Title: Senior Vice President

                                 HAPOALIM B.M.


                                 By: /s/ Azarya Resslar
                                     ------------------------------
                                     Name:  Azarya Resslar
                                     Title: SVP & Branch Manager

                                 BAYERISCHE HYPO- UND VEREINSBANK
                                 AG,  NEW YORK BRANCH


                                 By: /s/ Timothy L. Harrod
                                     ------------------------------
                                     Name:  Timothy L. Harrod
                                     Title: Director


                                 By: /s/ John P. McMahan
                                     ------------------------------
                                     Name:  John P. McMahan
                                     Title: Associate Director

                                 APPALOOSA INVESTMENT LIMITED PARTNERSHIP I

                                 By: APPALOOSA MANAGEMENT L.P.,
                                     a General Partner

                                 By: APPALOOSA PARTNERS INC.,
                                     a General Partner


                                 By: /s/ (Illegible) Goldstein
                                     ------------------------------
                                     Name: (Illegible) Goldstein
                                     Title:   Chief Financial Officer

                                 Zematt CBO, LTD.

                                 By: /s/ James Duplessie
                                     ------------------------------
                                 Name:  James Duplessie
                                 Title: Executive Director
                                        UBS AG, New York Branch

                                 SEQUILS I, LTD.
                                 By: TCW ADVISORS, INC., as its Collateral
                                 Manager


                                 By: /s/ Mark L. Gold
                                     ------------------------------
                                 Name:  Mark L. Gold
                                 Title: Managing Director


                                 By: /s/ Richard Furth
                                     ------------------------------
                                 Name: Richard F. Kurth
                                 Title:   Vice President

                                 ARCHIMEDES FUNDING III, LTD.

                                 BY: ING CAPITAL ADVISORS, INC., as
                                     Collateral Manager


                                 By: /s/ Kurt Wegleitner
                                     ------------------------------
                                     Name:  Kurt Wegleitner
                                     Title: Vice President &
                                            Porfolio Manager


                                 SEQUILS-ING I (HBDGM), LTD.

                                 BY: ING CAPITAL ADVISORS, INC., as
                                     Collateral Manager


                                 By: /s/ Kurt Wegleitner
                                     Name:  Kurt Wegleitner
                                     Title: Vice President &
                                            Porfolio Manager

                                 Monument Capital Ltd., as Assignee
                                 By: Alliance Capital Management L. P., as
                                 Investment Manager
                                 By: Alliance Capital Management Corporation, as General Partner

                                 By: /s/ Kenneth G. Ostmann
                                     ------------------------------
                                     Name:  Kenneth G. Ostmann
                                     Title: Vice President

                                 PILGRIM CLO 1999-I     LTD.

                                 By: PILGRIM INVESTMENTS, INC., as its
                                     Investment Manager


                                 By: /s/ Charles E. LeMieux
                                     ------------------------------
                                     Name:  Charles E. LeMieux, CFA
                                     Title: Assistant Vice President

                                 Oak Mountain Limited, as Assignee
                                 By: Alliance Capital Management L. P.,
                                     as Investment Manager

                                 By: Alliance Capital Management Corporation, as
                                     General Partner


                                 By: /s/ Kenneth G. Ostmann
                                     ------------------------------
                                     Name:  Kenneth G. Ostmann
                                     Title: Vice President

                                 GALAXY CLO 1999-1, LTD

                                 By: /s/ Steven B. Staver
                                     ------------------------------
                                     Name:  Steven B. Staver
                                     Title: Authorized Agent

                                 DLJ CAPITAL FUNDING, INC.


                                 By: (illegible signature)
                                     ------------------------------
                                     Name:
                                     Title:

                                 Cypress Tree Senior Floating Rate Fund
                                 By:  Cypress Tree Investment Management
                                 Company, Inc. as Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 Cypress Tree Investment Partners I, Ltd.
                                 By:  Cypress Tree Investment Management
                                 Company, Inc. as Portfolio Manager


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 Cypress Tree Management Company, Inc.
                                 As:  Attorney-in-Fact and on Behalf of First
                                 Allmerica Financial Life Insurance Company as Portfolio
                                 Manager


                                 By: /s/ Jonathan D. Sharkey
                                     ------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 TEXTRON FINANCIAL CORP.


                                 By: /s/ R. Rodney Weaver
                                     ------------------------------
                                     Name:  R. Rodney Weaver
                                     Title: Vice President

                                 Balanced High-Yield Fund II LTD.
                                 By:  BHF (USA) Capital Corporation
                                 As Attorney-In-Fact


                                 By: /s/ Dana L. McDougall
                                     ------------------------------
                                     Name:  Dana L. McDougall
                                     Title: Vice President

                                 By: /s/ Richard Cameron
                                     ------------------------------
                                     Name:  Richard Cameron
                                     Title: Vice President

                                 Balanced High-Yield Fund I LTD.
                                 By:  BHF (USA) Capital Corporation
                                 As Attorney-In-Fact


                                 By: /s/ Dana L. McDougall
                                     ------------------------------
                                     Name:  Dana L. McDougall
                                     Title: Vice President

                                 By: /s/ Richard Cameron
                                     ------------------------------
                                     Name: Richard Cameron
                                     Title:   Vice President

                                 BHF (USA) Capital Corporation


                                 By: /s/ Dana L. McDougall
                                     ------------------------------
                                     Name: Dana L. McDougall
                                     Title:   Vice President

                                 By: /s/ Richard Cameron
                                     ------------------------------
                                     Name: Richard Cameron
                                     Title:   Vice President

                                 KEMPER FLOATING RATE FUND

                                 By: /s/ Mark E. Wittnebel
                                     ------------------------------
                                     Name:  Mark E. Wittnebel
                                     Title: Senior Vice President

                                 SENIOR HIGH INCOME PORTFOLIO, INC.


                                 By: /s/ Joseph Moroney
                                     ------------------------------
                                     Joseph Moroney
                                     Authorized Signatory

                                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                 INCOME STRATEGIES PORTFOLIO
                                 By:  Merrill Lynch Asset Management, L.P.
                                       As Investment Advisor


                                 By: /s/ Joseph Moroney
                                     ------------------------------
                                     Joseph Moroney
                                     Authorized Signatory

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By: /s/ Joseph Moroney
                                     ------------------------------
                                     Joseph Moroney
                                     Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT


         The undersigned does hereby acknowledge and consent to the foregoing Agreement. The undersigned does hereby confirm and agree that, after giving effect to such Agreement, the Guarantee and Collateral Agreement or the Canadian Collateral Documents as the case may be are and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.


                                 SAFETY-KLEEN CORP. (formerly known as
                                   Laidlaw Environmental Services, Inc.)


                                 By:/s/ John G. McGregor
                                    -------------------------------
                                    Name:
                                    Title:

                                 SAFETY-KLEEN SERVICES, INC. (formerly
                                   known as LES, Inc.)
                                 SAFETY-KLEEN (PECATONICA), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of Illinois, Inc.)
                                 GSX CHEMICAL SERVICES OF OHIO, INC.
                                 SAFETY-KLEEN (BDT), INC. (formerly known
                                   as Laidlaw Environmental Services (BDT),
                                   Inc.)
                                 SAFETY-KLEEN (FS), INC. (formerly known as
                                   Laidlaw Environmental Services (FS), Inc.)
                                 SAFETY-KLEEN (GS), INC. (formerly known as
                                   Laidlaw Environmental Services (GS), Inc.)
                                 SAFETY-KLEEN (CHATTANOOGA), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of Chattanooga, Inc.)
                                 SAFETY-KLEEN (WHITE CASTLE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services of White Castle, Inc.)
                                 SAFETY-KLEEN (CROWLEY), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Recovery), Inc.)
                                 SAFETY-KLEEN (TS), INC. (formerly known as
                                   Laidlaw Environmental Services (TS), Inc.)
                                 SAFETY-KLEEN (WESTMORLAND), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Imperial Valley), Inc.)

                                 SAFETY-KLEEN (BUTTONWILLOW), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Lokern), Inc.)
                                 SAFETY-KLEEN (CALIFORNIA), INC.
                                   (formerly known as Laidlaw Environmental of California, Inc.)
                                 SAFETY-KLEEN (PINEWOOD), INC.(formerly
                                   known as Laidlaw Environmental Services of South Carolina, Inc.)
                                 SAFETY-KLEEN (NE), INC.(formerly known as
                                   Laidlaw Environmental Services
                                   (North  East), Inc.)
                                 SAFETY-KLEEN (LAPORTE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (TES), Inc.)
                                 SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                   (formerly known as Laidlaw Chemical Services, Inc.)
                                 SAFETY-KLEEN (ROEBUCK), INC.(formerly
                                   known as Laidlaw Environmental Services
                                   (TOC), Inc.)
                                 SAFETY-KLEEN (TG), INC. (formerly known as
                                   Laidlaw Environmental Services (TG), Inc.)
                                 SAFETY-KLEEN (ALTAIR), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Altair), Inc.)
                                 SAFETY-KLEEN (WT), INC. (formerly known as
                                   Laidlaw Environmental Services (WT), Inc.)
                                 SAFETY-KLEEN (BARTOW), INC. (formerly
                                   known as Laidlaw Environmental Services of Bartow, Inc.)
                                 SAFETY-KLEEN (COLFAX), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Thermal Treatment), Inc.)
                                 LEMC, INC.
                                 SAFETY-KLEEN OSCO HOLDINGS, INC.
                                   (formerly known as Laidlaw OSCO Holdings,
                                   Inc.)
                                 SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                   known as Laidlaw Environmental Services of Nashville, Inc.)
                                 SAFETY-KLEEN (CLIVE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Clive), Inc.)

                                 SAFETY-KLEEN (LONE AND GRASSY
                                   MOUNTAIN), INC. (formerly known as
                                   Laidlaw Environmental Services
                                   (Lone and Grassy Mountain), Inc.)
                                 SAFETY-KLEEN (TULSA), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Tulsa), Inc.)
                                 SAFETY-KLEEN (SAN ANTONIO), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (San Antonio), Inc.)
                                 SAFETY-KLEEN (WICHITA), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Wichita), Inc.)
                                 SAFETY-KLEEN (DELAWARE), INC. (formerly
                                   known as Laidlaw Environmental Services of Delaware, Inc.)
                                 USPCI, INC. OF GEORGIA
                                 SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (San Jose), Inc.)
                                 SAFETY-KLEEN (SAWYER), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Sawyer), Inc.)
                                 CHEMCLEAR, INC. OF LOS ANGELES
                                 SAFETY-KLEEN (ROSEMOUNT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Rosemount), Inc.)
                                 SAFETY-KLEEN HOLDING'S, INC. (formerly
                                   known as LES Holding's, Inc.)
                                 SAFETY-KLEEN (PPM), INC. (formerly known
                                   as Laidlaw Environmental Services (Tucker),
                                   Inc.)
                                 NINTH STREET PROPERTIES, INC.
                                 SAFETY-KLEEN (MT. PLEASANT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Mt. Pleasant), Inc.)
                                 SAFETY-KLEEN (DEER TRAIL), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Deer Trail), Inc.)
                                 SAFETY-KLEEN (MINNEAPOLIS), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Minneapolis), Inc.)
                                 SAFETY-KLEEN (LOS ANGELES), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Los Angeles), Inc.)

                                 SAFETY-KLEEN (BATON ROUGE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Baton Rouge), Inc.)
                                 SAFETY-KLEEN (PLAQUEMINE), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Plaquemine), Inc.)
                                 SAFETY-KLEEN (BRIDGEPORT), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Bridgeport), Inc.)
                                 SAFETY-KLEEN (DEER PARK), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Deer Park), Inc.)
                                 SAFETY-KLEEN (TIPTON), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Tipton), Inc.)
                                 SAFETY-KLEEN (SUSSEX), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Sussex), Inc.)
                                 SAFETY-KLEEN (GLOUCESTER), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Gloucester), Inc.)
                                 SAFETY-KLEEN (CUSTOM TRANSPORT),
                                   INC. (formerly known as Laidlaw Environmental Services (Custom Transport), Inc.)
                                 SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                   known as Laidlaw Environmental Services
                                   (Aragonite), Inc.)
                                 SAFETY-KLEEN (PUERTO RICO), INC.
                                   (formerly known as Laidlaw Environmental
                                   Services (Puerto Rico), Inc.)
                                 SAFETY-KLEEN SYSTEMS, INC. (formerly
                                   known as Safety-Kleen Corp.)
                                 DIRT MAGNET, INC.
                                 THE MIDWAY GAS & OIL CO.
                                 ELGINT CORP.
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                   COMPANY
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                   COMPANY OF PUERTO RICO, INC.
                                 PETROCON, INC.
                                 PHILLIPS ACQUISITION CORP.
                                 SAFETY-KLEEN (CONSULTING), Inc. (formerly
                                   known as Virogroup, Inc., which was formerly known as Safety-Kleen Aviation, Inc.)
                                 SK REAL ESTATE, INC.

                                 SAFETY-KLEEN INTERNATIONAL, INC.
                                 SAFETY-KLEEN OIL RECOVERY CO.
                                 SAFETY-KLEEN OIL SERVICES, INC.
                                 THE SOLVENTS RECOVERY SERVICE OF
                                    NEW JERSEY, INC.


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 3E COMPANY ENVIRONMENTAL,
                                   ECOLOGICAL AND ENGINEERING


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:


                                 SK INSURANCE COMPANY


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:


                                 SK EUROPE, INC.


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 SAFETY-KLEEN (ENCOTEC), INC. (formerly
                                   known as Laidlaw Environmental, Inc.)


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 SAFETY-KLEEN CANADA INC.


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 SAFETY-KLEEN SERVICES (QUEBEC) LTD.


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 SAFETY-KLEEN SERVICES (MERCIER) LTD.



                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                 S-K D'INCINERATION, INC.


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:


                                 1197296 ONTARIO LIMITED


                                 By:/s/ John G. McGregor
                                    ------------------------------
                                    Name:
                                    Title:

                                                                      SCHEDULE 1


                     PENDING DEFAULTS AND EVENTS OF DEFAULT
                               AS OF APRIL 7, 2000


      1. Events of Default under Article 11(b) of the Credit Agreement arising from representations and warranties concerning financial information being incorrect in material respects when made or deemed made in the Credit Agreement or in certificates, documents,
            financial  or  other   statements   delivered   from  time  to  time
            thereunder.

      2. Events of Default under Article 11(c) of the Credit Agreement arising from the failure to perform or observe at various times the financial covenants contained in Section 10.1 thereof.

      3. Events of Default arising under Article 11(d) of the Credit Agreement arising from the failure to observe or perform the covenants contained in Section 9.1 and 9.2 of the Credit Agreement calling for the delivery of financial statements that are complete and correct in all material respects and conform to GAAP applied consistently throughout the periods reflected therein and with prior periods except as approved by independent certified public accountants.

      4 Default arising from the failure to pay a certain amount of interest on the Revolving Credit Loans that was due on the date set forth above.

                                                                      SCHEDULE 2


                      EXISTING BANK AND BROKERAGE ACCOUNTS


                        [TO BE SUPPLIED BY THE BORROWER]